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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT (NO. 2-88116) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 36


                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 38


                           VANGUARD SPECIALIZED FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE
             ON JUNE 28, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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The Vanguard Energy, Precious Metals, Healthcare, and Utilities Income Funds' prospectuses, in addition to the Statement of Additional Information (PartB), are incorporated by reference from the prior filing of the 35th Post-Effective Amendment to the Trust's Registration Statement on Form N-1A.
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VANGUARD REIT INDEX FUND


INVESTOR SHARES AND ADMIRAL(TM) SHARES

JUNE 28, 2002




This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2002.






Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD REIT INDEX FUND

INVESTOR SHARES AND ADMIRAL SHARES

PROSPECTUS


JUNE 28, 2002


A REAL ESTATE STOCK MUTUAL FUND
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CONTENTS

   1 FUND PROFILE

   4 ADDITIONAL INFORMATION

   5 MORE ON THE FUND

  10 THE FUND AND VANGUARD

  10 INVESTMENT ADVISER

  11 DIVIDENDS, CAPITAL GAINS, AND TAXES

  13 SHARE PRICE

  13 FINANCIAL HIGHLIGHTS

  16 INVESTING WITH VANGUARD
     16 Buying Shares
     17 Converting Shares
     18 Redeeming Shares
     20 Exchanging Shares
     21 Other Rules You Should Know
     23 Fund and Account Updates
     24 Contacting Vanguard

     GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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SHARE CLASS OVERVIEW
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.
The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
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FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital growth by matching the performance of a benchmark index that measures the performance of publicly traded equity REITs.

PRIMARY INVESTMENT STRATEGIES
The Fund normally invests at least 98% of its assets in stocks issued by real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, real estate industry risk is high.
o Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
o Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

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                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
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                                 1997 -   18.77%
                                 1998 -  -16.32%
                                 1999 -   -4.04%
                                 2000 -   26.35%
                                 2001 -   12.35%
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The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 8.08%. If applicable shareholder fees were reflected, returns would be less than those shown.
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     During the periods shown in the bar chart, the highest return for a calendar quarter was 11.51% (quarter ended September 30, 1997), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).

2

     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of relevant market indexes. The table presents information for the Investor Shares only, because Admiral Shares were not available during the time periods shown.

     To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


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                          AVERAGE ANNUAL TOTAL RETURNS
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                                                 PERIODS ENDED DECEMBER 31, 2001
                                                                          SINCE
                                                  1 YEAR    5 YEARS   INCEPTION*
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VANGUARD REIT INDEX FUND INVESTOR SHARES
 Return Before Taxes                               12.35%    6.25%      10.57%
 Return After Taxes on Distributions               10.05     3.94        8.21
 Return After Taxes on Distributions and Sale of
  Fund Shares                                       7.45     3.80        7.42
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MORGAN STANLEY REIT INDEX                          12.83%    6.12%      10.53%
(reflects no deduction for fees, expenses, or taxes)
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TARGET REIT COMPOSITE**                            12.65%    6.08%      10.48%
(reflects no deduction for fees, expenses, or taxes)
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 *May 13, 1996.
**The Target REIT  Composite  consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
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FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
  SHAREHOLDER FEES (fees paid directly from your investment)------      ------
  Sales Charge (Load) Imposed on Purchases:                    None      None
  Sales Charge (Load) Imposed on Reinvested Dividends:         None      None
  Redemption Fee:                                               1%*       1%*

  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                        0.26%     0.21%
  12b-1 Distribution Fee:                                      None      None
  Other Expenses:                                             0.02%     0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.28%     0.23%
*The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

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                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
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Investor Shares          $29         $90         $157         $356
Admiral Shares            24          74          130          293
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     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

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                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard REIT Index Fund's expense ratios in fiscal year 2002 were as follows: for Investor Shares, 0.28%, or $2.80 per $1,000 of average net assets; for Admiral Shares, 0.23%, or $2.30 per $1,000 of average net assets. The average real estate mutual fund had expenses in 2001 of 1.67%, or $16.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                CONVERSION FEATURES
Dividends are distributed quarterly in     Investor Shares--May be converted to
March, June, September, and December.        Admiral Shares if you meet certain
These distributions may include              certain account  balance and tenure
dividends, capital gains, and a return of    requirements.
capital. Additional capital gains may be   Admiral Shares--Will be converted to
distributed annually in December.            Investor Shares if you are no
                                             longer eligible for Admiral Shares.
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,     NEWSPAPER ABBREVIATION
since inception                            Investor Shares--REIT
                                           Admiral Shares--REITAdml
INCEPTION DATE
Investor Shares--May 13, 1996              VANGUARD FUND NUMBER
Admiral Shares--November 12, 2001          Investor Shares--123
                                           Admiral Shares--5123
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002                           CUSIP NUMBER
$1.4 billion                               Investor Shares--921908703
                                           Admiral Shares--921908877
SUITABLE FOR IRAS
Yes                                        TICKER SYMBOL
                                           Investor Shares--VGSIX
MINIMUM INITIAL INVESTMENT                 Admiral Shares--VGSLX
Investor Shares--$3,000; $1,000 for
  IRAs and custodial accounts for minors
Admiral Shares--$250,000
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MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Fund normally invests at least 98% of its assets in stocks of real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. For purposes of the Fund's 98% policy, assets refers to net assets plus borrowings for investment purposes.

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                                PLAIN TALK ABOUT
                                      REITS
Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
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[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAPITALIZATION STOCKS--WILL TRAIL RETURNS FROM THE OVERALL MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL STOCK MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

6

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                                PLAIN TALK ABOUT
                                 TYPES OF REITS
An equity REIT owns properties directly. Equity REITs generate income (from rental and lease payments) and offer the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only.
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[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

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                      U.S. STOCK MARKET RETURNS (1926-2001)
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                     1 YEAR     5 YEARS     10 YEARS    20 YEARS
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Best                  54.2%      28.6%       19.9%       17.8%
Worst                -43.1      -12.4        -0.8         3.1
Average               12.6       11.1        11.2        11.4
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     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     REITs in the Morgan Stanley REIT Index tend to be small or medium-size companies; their market capitalizations generally range from $75 million to $7.0 billion. Small- and mid-cap stocks at times will perform differently from the large-cap stocks found in the S&P 500 Index.

     In addition, because small- and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT REIT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

[FLAG] THE FUND IS SUBJECT TO REAL  ESTATE  INDUSTRY  RISK,  WHICH IS THE CHANCE
     THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, REAL ESTATE INDUSTRY RISK IS HIGH.

     Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including: supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

SECURITY SELECTION
The Fund employs an indexing, or passively managed, investment approach. The Fund's adviser, The Vanguard Group (Vanguard), normally invests at least 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.

     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.

     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs (other than health care REITs) that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.

     As of January 31, 2002, 114 equity REITs were included in the Index. The Index is rebalanced every calendar quarter, as well as each time that a REIT is removed from the Index. A REIT may be removed from the Index because the REIT's market capitalization falls below $75 million; because the REIT becomes illiquid; because of other changes in the REIT's status; or because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, or a fundamental change in business.

8

     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Index's makeup, as of January 31, 2002, was as follows:

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PROPERTY TYPES              PERCENTAGE OF INDEX
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Residential Apartments           23.0%
Office                           22.3
Retail                           21.8
Industrial                       14.7
Diversified                      12.5
Hotels                            5.7
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     The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of REITs, the Fund may make certain other kinds of investments to achieve its objective.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will invest in futures only for purposes of matching the performance of its target index, and not for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets. To the extent that the Fund invests in futures contracts, it will not have 98% of its assets invested in REIT stocks.

     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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REDEMPTION FEE
The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

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                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of January 31, 2002, the average turnover rate for all real estate funds was approximately 55%, according to Morningstar, Inc.
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10

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER
The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2002, the advisory expenses represented an effective annual rate of less than 0.02% of the Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include dividend income, return of capital, and capital gains distributions. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may
occasionally   be   required   to  make   supplemental   dividend   or   capital
gainsdistributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
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BASIC TAX POINTS
Vanguard expects to send you a statement each FEBRUARY showing the tax status of all your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, taxable investors should be aware of the following basic tax points:
o Distributions (other than any return of capital) are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

12

o Dividend distributions attributable to the Fund's REIT investments are not eligible for the corporate dividends-received deduction.
o Your cost basis in the Fund will be decreased by the amount of any return of capital distributions that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
o Return-of-capital distributions generally are not taxable to you unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be taxed to you as capital gains.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL
The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as a return of capital.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

14

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2002, with a net asset value (price) of $11.61 per share. During the year, each Investor Share earned $0.631 per share from investment income (interest and dividends) and $0.669 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.81 per share in the form of dividend and return-of-capital distributions. A portion of each year's distributions may come from the prior year's dividends, capital gains, or return of capital.

The share price at the end of the year was $12.10, reflecting earnings of $1.30 per share and distributions of $0.81 per share. This was an increase of $0.49 per share (from $11.61 at the beginning of the year to $12.10 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 11.59% for the year.

As of January 31, 2002, the Investor Shares had $1.3 billion in net assets. For the year, their expense ratio was 0.28% ($2.80 per $1,000 of net assets), and the net investment income amounted to 5.35% of average net assets. The Fund sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

======================================================================================================
                                                  VANGUARD REIT INDEX FUND
                                                       INVESTOR SHARES
                                                   YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------
                                                            2002    2001      2000      1999     1998
                                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.61   $9.91    $10.81    $13.98   $12.64
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .631    .642      .660      .666     .590
 Net Realized and Unrealized Gain (Loss) on Investments     .669   1.878     (.780)   (3.026)   1.520
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         1.300   2.520     (.120)   (2.360)   2.110
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.631)  (.644)    (.670)    (.666)   (.590)
 Distributions from Realized Capital Gains                    --      --        --        --    (.086)
 Return of Capital                                         (.179)  (.176)    (.110)    (.144)   (.094)
------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.810)  (.820)    (.780)    (.810)   (.770)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.10  $11.61    $ 9.91    $10.81   $13.98
======================================================================================================
TOTAL RETURN*                                             11.59%  26.13%    -1.04%   -17.31%   17.08%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,270  $1,092      $888      $904   $1,317
 Ratio of Total Expenses to Average Net Assets             0.28%   0.33%     0.33%     0.26%    0.24%
 Ratio of Net Investment Income to Average Net Assets      5.35%   5.73%     5.98%     5.19%    4.66%
 Turnover Rate                                               10%   21%**       12%       29%       2%
======================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**The portfolio turnover rate excluding in-kind redemptions was 14%.

================================================================================
                                                        VANGUARD REIT INDEX FUND
                                                                  ADMIRAL SHARES
                                                               NOV. 12, 2001* TO
                                                                   JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .494
 Net Realized and Unrealized Gain (Loss) on Investments                   2.401
--------------------------------------------------------------------------------
 Total from Investment Operations                                         2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income                                    (.970)
 Distributions from Realized Capital Gains                                   --
 Return of Capital                                                        (.275)
--------------------------------------------------------------------------------
 Total Distributions                                                     (1.245)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $51.65
================================================================================
TOTAL RETURN**                                                             5.78%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                      $166
 Ratio of Total Expenses to Average Net Assets                            0.23%+
 Ratio of Net Investment Income to Average Net  Assets                    5.27%+
 Turnover Rate                                                              10%
================================================================================
 *Inception.
**Total return figure does not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

16

================================================================================
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
================================================================================

BUYING SHARES
ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
*ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.
*THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES
ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

18

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES
HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Fund charges a 1% redemption fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.
     We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
*EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
*WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption

20

would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
*SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. *PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES
All open Vanguard funds accept exchange requests online, (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW
TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.

22

o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
*SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM TM
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
*SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES
PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you

24

redeemed   during  the  current   calendar   year,   using  the   average   cost
single-category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in February, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard REIT Index Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD
ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o    For Admiral account information
o    For most Admiral transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES
REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard REIT Index Fund--123 (Investor Shares) or 5123 (Admiral Shares).

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GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, real estate, or utilities).

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The amount of money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages real estate.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed, deferring taxes until the investment is sold.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard REIT Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-3916

                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P123 062002

                                     PART C

                           VANGUARD SPECIALIZED FUNDS
                                OTHER INFORMATION


ITEM 23. EXHIBITS
(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts**
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements**
(h)    Amended and Restated Funds' Service Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Rule 18f-3 Plan**
(o)    Not Applicable
(p)    Codes of Ethics**

  * Filed herewith
 ** Filed previously

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION
The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Wellington Management Company, LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

     M&G Investment Management Limited ( new M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of M&G, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

     The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodians, First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, Citibank, N.A., 111 Wall Street, New York, NY 11245, and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 29. MANAGEMENT SERVICES
Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS
Not Applicable

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of June 2002.

                                           VANGUARD SPECIALIZED FUNDS

                                   BY:_____________(signature)________________
                                                   -----------

                                   (HEIDI STAM) JOHN J. BRENNAN* CHAIRMAN AND
                                             CHIEF EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
================================================================================
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief       June 21, 2002
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ CHARLES D ELLIS         Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ RAJIV L. GUPTA          Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ JOANN HEFFERNAN HEISEN  Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BURTON G. MALKIEL       Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.   Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ J. LAWRENCE WILSON      Trustee                          June 21, 2002
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS       Treasurer and Principal          June 21, 2002
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*


*By Power of Attorney. See File Number 33-32216, filed on January 29, 2002.

                               INDEX TO EXHIBITS

CONSENT OF INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . .  . .EX-99.BJ